Exhibit 32.2

                      Pacific WebWorks, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, Thomas R. Eldredge, Chief Financial Officer of Pacific WebWorks, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..    the quarterly report on Form 10-QSB of the Company for the quarter ended
    June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   August 4, 2003      /s/ Thomas R. Eldredge
                            ____________________________________
                            Thomas R. Eldredge
                            Chief Financial Officer